Future Minimum Rental Payments for Operating Leases (Detail) $ in Thousands	Sep. 30, 2014 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 3,463
2016	2,884
2017	2,394
2018	1,848
2019	974
2020 and thereafter	1,261
Operating Leases, Future Minimum Payments Due, Total	$ 12,824